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                                                                    EXHIBIT 10.1

                                    GOLD BANK


                             MODIFICATION AGREEMENT


EPIQ SYSTEMS, INC.
501 KANSAS AVE.
KANSAS CITY, KS  66105


Loan Number    1001008337
            ----------------

On JUNE 20, 2001, the undersigned Borrower ("Borrower") executed a Promissory Note ("Note") Assumption Agreement in favor of GOLD BANK, 11301 NALL, LEAWOOD, KS 66211 ("Bank")

The Note is in the principal amount of $3,500,000.00, bearing interest at THE GOLD BANK PRIME RATE to be retired in 12 MONTHLY PAYMENTS OF INTEREST ONLY AND AT MATURITY OF PRINCIPAL AND ACCRUED INTEREST DUE ON JUNE 20, 2002. Bank remains the holder and owner of the Note and has agreed with Borrower to modify certain provisions of the Note. Therefore, in connection with the provisions contained in this instrument and the exchange of other good and valuable consideration the receipt and sufficiency of which are acknowledged, Bank and Borrower agree to amend the Note as follows:

   _____  The face amount of the Note is changed from $__________ to $__________
   _____  The payment schedule is amended as follows:  ____________________
   _____  The maturity date is changed to:  ____________________
   _____  The first payment date is changed to ____________________
     X    The interest rate is amended to:  GOLD BANK PRIME RATE -1/2% ADJ DAILY
   -----                                    ------------------------------------

The amendment and modifications described above are carried forward and apply to any and all other documents which refer to or are in any way related to the Note. All other terms, conditions and covenants in the Note, not otherwise modified by this instrument, shall be and remain the same, and this Agreement, when executed by Bank and Borrower shall be attached to and become a part of the original Note.

The date on which the above modifications become effective is JUNE 20, 2001 .


EXECUTED this         day of      JULY     ,  2001  .
              -----             ----------  --------

GOLD BANK                                   EPIQ Systems, Inc. "Borrower":


BY:                                              /s/   TOM W. OLOFSON
     -------------------------         ----------------------------------------

Kent P. Brown, Exec. Vice President         BY:  Tom W. Olofson, CEO



                                 MORE THAN MONEY

         11301 Nall Avenue o P.O. Box 7368 o Leawood, Kansas 66207-0368
           o 913-663-3228 o Fax 913-663-3055 o www.goldbankonline.com


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